KASPER A.S.L., LTD.

                       NONQUALIFIED STOCK OPTION CONTRACT


                  THIS NONQUALIFIED STOCK OPTION CONTRACT entered into as of June 10, 1997 between KASPER A.S.L., LTD., a Delaware corporation (the "Company"), and _________________ ("Optionee").

                              W I T N E S S E T H:
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1.       The  Company  hereby  grants to the  Optionee  an option to purchase an aggregate of 20,000 shares of Common Stock (the "Option Shares") at an exercise price of $14.00 per share, being not less than the fair market value of such shares on the date hereof. This option is not intended to constitute an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2. The term of this option shall be five years from the date hereof, subject to earlier termination as provided hereafter. This option shall vest and become exercisable (i) with respect to 6,666 of the Option Shares on the first anniversary of the date of grant; (ii) with respect to an additional 6,667 of the Option Shares on the second anniversary of the date of grant; and (iii) with respect to an additional 6,667 of the Option Shares on the third anniversary of the date of grant.

                  The right to purchase Option Shares under this option shall be cumulative, so that if the full number of Option Shares purchasable in a period shall not be purchased, the balance may be purchased at any time or from time to time thereafter, but not after the expiration of the option.

3. This option shall be exercised by giving five business days' written notice to the Company at its then principal office stating that the Optionee is exercising the option hereunder, specifying the number of shares being purchased and accompanied by payment in full of the aggregate purchase price therefor (a) in cash or by certified check,
         (b) with previously acquired shares of Common Stock which have been held by the Optionee for at least six months, or (c) a combination of the foregoing. Notwithstanding the foregoing, the purchase price may be paid by delivery by the Optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Board of Directors of the Company (the "Board"), to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such purchase price.

4. The Company may withhold cash or shares of Common Stock to be issued to the Optionee in the amount that the Company determines is necessary to satisfy its obligation to withhold taxes or other amounts incurred by reason of the grant or exercise of this option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the Optionee to pay the Company such amount in cash promptly upon demand.


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5.       If the Optionee ceases to be a director of the Company one year or more after the Optionee's initial election or appointment to the Board, this option, to the extent vested, shall continue to be exercisable for a period of three years or the remainder of the option term, whichever is shorter. If the Optionee ceases to be a director of the Company within one year of the Optionee's initial election or appointment to the Board for any reason other than death, this option shall terminate and be canceled as of the date of such termination. If the Optionee dies within one year of initial election or appointment to the Board, this option shall be exercisable by will or in accordance with the laws of descent and distribution for a period of three years following the date of death.

6. Notwithstanding the foregoing, this option shall not be exercisable by the Optionee unless (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the Option Shares to be received upon the exercise of this option shall be effective and current at the time of exercise or (b) there is an exemption from registration under the Securities Act for the issuance of the Option Shares upon such exercise. The Optionee hereby represents and warrants to the Company that, unless such a Registration Statement is effective and current at the time of exercise of this option, the shares of Common Stock to be issued upon the exercise of this option will be acquired by the Optionee for his own account, for investment only and not with a view to the resale or distribution thereof.

7. Notwithstanding anything herein to the contrary, if at any time the Board shall determine, in its discretion, that the listing or qualification of the shares of Common Stock subject to this option on any securities exchange or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of this option or the issue of shares of Common Stock hereunder, this option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

8. The Company may affix appropriate legends upon the certificates for shares of Common Stock issued upon exercise of this option and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (b) implement the provisions of this Contract or any other agreement between the Company and the Optionee with respect to such shares of Common Stock.

9. Nothing herein shall confer upon the Optionee any right to continue in the service of the Company or any affiliate, or interfere in any way with any right of the Company or any affiliate to terminate such service at any time.

10. The Optionee (by his or her acceptance of this option) represents and agrees that he will comply with all applicable laws relating to the grant and exercise of this option and the disposition of the shares of Common Stock acquired upon exercise of the option, including, without limitation, federal and state securities and "blue sky" laws.


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




11. This option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or the Optionee's legal representatives.

12. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non- cash assets are distributed with respect to such shares of Common Stock or other securities, if the Board determines it appropriate, an adjustment shall be made in (x) the number and kind of shares subject to this option, and (y) the price for each share subject to this option, without changing the aggregate purchase price as to which this option remains exercisable.

                  If the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, this option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to this option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which this option may be exercised so that the aggregate purchase price as to which this option may be exercised shall be the same as the aggregate purchase price as to which this option may be exercised for the shares remaining subject to this option immediately prior to such reorganization, merger, or consolidation.

                  In the event of a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board or the board of directors of any corporation assuming the obligations of the Company shall in its discretion, take any one or more of the following actions, as to this option: (x) provide that this option shall be assumed, or an equivalent option shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (y) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionee equal to the difference between (A) the Transaction Price times the number of shares of Common Stock then subject this option (to the extent then exercisable) and (B) the aggregate exercise price of this option in exchange for the termination of such option and (z) provide that this option shall become exercisable in full immediately prior to such event and expire, if not exercised on or prior to the date such transaction is consummated.

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

                  Any adjustment under this paragraph 12 will be made by the Board, whose determination as to what adjustment, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional share may be issued on account of any such adjustment.

13. This Contract shall be binding upon and inure to the benefit of any successor or assign of the Company and to any heir, distributee, executor, administrator or legal representative entitled to the Optionee's rights hereunder.

14. This Contract shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to the conflicts of law rules thereof.

15. The invalidity, illegality or unenforceability of any provision herein shall not affect the validity, legality or enforceability of any other provision.


                  IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the day and year first above written.


         KASPER A.S.L., LTD.


         By:
            ------------------------------
               Name:
               Title:

            ------------------------------
                      [Optionee]


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